COMMITMENTS	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
COMMITMENTS	COMMITMENTS
LEASE COMMITMENTS
CI has entered into leases relating to the rental of office premises and computer equipment. CI has the option to renew certain leases. The approximate future minimum annual rental payments under such leases are as follows:

$
2021	17,708
2022	16,529
2023	15,141
2024	14,704
2025	12,684
2026+	8,725
ADVISOR SERVICES AGREEMENTS
CI is a party to certain advisor services agreements, which provide that the advisor has the option to require CI to purchase a practice that cannot otherwise be transitioned to a qualified buyer. The purchase price would be in accordance with a pre-determined formula contained in the advisor services agreements.
INDEMNITIES
CI has agreed to indemnify its directors and officers, and certain of its employees in accordance with its by-laws. CI maintains insurance policies that may provide coverage against certain claims.